Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of a Statement on Schedule 13D/A-1 and all amendments thereto with respect to the Ordinary Shares, par value $0.0015 per share, of China Cablecom Holdings, Ltd. beneficially owned by each of them, and to the inclusion of this Joint Filing Agreement as an exhibit thereto.

The undersigned further agree that any amendments to such statement on Schedule 13D may be filed jointly on behalf of each of them without the necessity of entering into additional joint filing agreements.

The undersigned further agree that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

Dated: March 4, 2011

PLATINUM PARTNERS VALUE ARBITRAGE FUND LP
By Platinum Partners Value Arbitrage LP, its General Partner
By Platinum Partners Value Arbitrage (GP) Corp., its General Partner

By: /s/ MARK NORDLICHT
Name: Mark Nordlicht
Title: Director

PLATINUM PARTNERS LIQUID OPPORTUNITY MASTER FUND L.P.
By Platinum Liquid Opportunity GP LLC, its General Partner

By: /s/ MARK NORDLICHT
Name: Mark Nordlicht
Title: Director

PLATINUM MANAGEMENT (NY), LLC

By: /s/ MARK NORDLICHT
Name: Mark Nordlicht
Title: Managing Member

PLATINUM PARTNERS VALUE ARBITRAGE LP
By Platinum Partners Value Arbitrage (GP) Corp., its General Partner

By: /s/ MARK NORDLICHT
Name: Mark Nordlicht
Title: Director

PLATINUM LIQUID OPPORTUNITY GP LLC

By: /s/ MARK NORDLICHT
Name: Mark Nordlicht
Title: Managing Member

PLATINUM LIQUID OPPORTUNITY MANAGEMENT (NY) LLC

By: /s/ MARK NORDLICHT
Name: Mark Nordlicht
Title: Managing Member

CENTURION CREDIT GROUP MASTER FUND, LP
By Centurion Credit Holdings LLC, its General Partner

By: /s/ MARK NORDLICHT
Name: Mark Nordlicht
Title: Managing Member

CENTURION CREDIT HOLDINGS LLC

By: /s/ MARK NORDLICHT
Name: Mark Nordlicht
Title: Managing Member

CENTURION CREDIT MANAGEMENT, L.P.
By Platinum Credit Management LLC, its General Partner

By: /s/ MARK NORDLICHT
Name: Mark Nordlicht
Title: Managing Member

/s/ MARK NORDLICHT
Name: Mark Nordlicht